UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 1, 2007
(Date of earliest event reported)
CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-9371	38-3304096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Frank Lloyd Wright Drive
Lobby L, 4th Floor
Ann Arbor, Michigan	48106
(Address of Principal Executive Offices)	(Zip Code)
(734) 994-5505
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

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Item 8.01. Other Events.
Item 9.01. Financial Statements and Other Exhibits.
SIGNATURES
Certificate of Cancellation

Item 8.01. Other Events.
Filing of Certificate of Cancellation. On November 1, 2007, CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV (the “Company”) filed a certificate of cancellation with the Delaware Secretary of State in accordance with its previously announced plan of complete liquidation and dissolution. A copy of the certificate of cancellation is filed as Exhibit 99.1 hereto. As a result of the filing of the certificate of cancellation, the Company’s existence has effectively ceased and the dissolution process previously authorized is complete.
Item 9.01. Financial Statements and Other Exhibits.
(a)	No financial statements are required to be filed as part of this Form 8-K.

(b)	No financial statements are required to be filed as part of this Form 8-K.

(c)	No exhibits are required to be filed as part of this Form 8-K.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

By:	GP4 Asset Acquisition, LLC
General Partner of Captec Franchise Capital Partners L.P. IV

/s/ Patrick L. Beach

Patrick L. Beach
President
Dated: November 2, 2007

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Exhibit 99.1
Certificate of Cancellation (attached)

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